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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report: January 19, 1998
(Date of earliest event reported)

Commission File No. 333-40113


            Bombardier Capital Mortgage Securitization Corporation
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       Vermont                                                03-0355080
------------------------                                 -------------------
(State of Incorporation)                                   (I.R.S. Employer
                                                         Identification No.)


1600 Mountain View Drive, Colchester, VT                         05446
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Address of principal executive officers                       (Zip Code)


                                (802) 654-7200
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              Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)


                                 Page 1 of __
                        Index to Exhibits is on Page 5

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ITEM 5.   Other Events
          ------------

Filing of Computational Materials
---------------------------------

          Attached as Exhibit 99.1 are Computational Materials (as defined in the no-action letter dated May 27, 1994 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Credit Suisse First Boston Corporation in connection with the offering of Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-A.


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ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibits No.                                    Description
------------                                    -----------

      (99.1)                                    Computational Materials

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BOMBARDIER CAPITAL MORTGAGE
                                       SECURITIZATION CORPORATION


January 20, 1998

                                       By: /s/ James Dolan
                                          -------------------------------
                                          Name: James Dolan
                                          Title Assistant Treasurer

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                               INDEX TO EXHIBITS
                               -----------------



Exhibit No.                   Description                  Page
-----------                   -----------                  ----

     (99.1)                   Computational Materials         6